Morgan Stanley Variable Investment Series -
Income Plus Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:  Netflix Inc. 5.500% due
2/15/2022
Purchase/Trade Date:	  2/2/2015
Offering Price of Shares: $100.00
Total Amount of Offering:  $700,000,000
Amount Purchased by Fund: $235,000
Percentage of Offering Purchased by Fund:
0.034
Percentage of Fund's Total Assets: 0.17
Brokers:  Morgan Stanley & Co. LLC, J.P.
Morgan Securities LLC, Goldman, Sachs & Co.,
Allen & Company LLC
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Ally Financial Inc.
3.250% due 2/13/2015
Purchase/Trade Date:	  2/10/2015
Offering Price of Shares: $99.294
Total Amount of Offering:  $600,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund:
0.038
Percentage of Fund's Total Assets: 0.16
Brokers:  Citigroup Global Markets Inc.,
Goldman, Sachs & Co., Merrill Lynch, Pierce,
Fenner & Smith Inc., Morgan Stanley & Co.
LLC, Credit Agricole Securities (USA) Inc.,
Lloyds Securities Inc., PNC Capital Markets
LLC, Scotia Capital (USA) Inc., U.S. Bancorp
Investments, Inc., CAVU Securities, LLC, Great
Pacific Securities, Siebert Branford Shank &
Co, LLC, Telsey Advisory Group LLC, The
Williams Capital Group, L.P.
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Wynn Las Vegas LLC
5.500% due 03/01/2025
Purchase/Trade Date:	  02/11/2015
Offering Price of Shares: $100.00
Total Amount of Offering:  $1,800,000,000
Amount Purchased by Fund: $360,000
Percentage of Offering Purchased by Fund:
0.020
Percentage of Fund's Total Assets: 0.26
Brokers:  Deutsche Bank Securities Inc., Merrill
Lynch, Pierce, Fenner & Smith Incorporated,
Credit Agricole Securities (USA) Inc., Fifth
Third Securities, Inc., Scotia Capital (USA)
Inc., SunTrust Robinson Humphry, BOC
International, BNP Paribas Securities Corp.,
Morgan Stanley & Co. LLC, SMBC Nikko
Securities America, Inc., UBS Securities LLC
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  LyondellBasell Industries
NV 4.625% due 2/26/2055
Purchase/Trade Date:	  2/26/2015
Offering Price of Shares: $98.353
Total Amount of Offering:  $1,000,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund:
0.030
Percentage of Fund's Total Assets: 0.22
Brokers:  Credit Suisse Securities (USA) LLC,
Deutsche Bank Securities Inc., J.P. Morgan
Securities LLC, Morgan Stanley & Co. LLC,
Barclays Capital Inc., Merrill Lynch, Pierce,
Fenner & Smith Inc., Citigroup Global Markets
Inc., Wells Fargo Securities, LLC, HSBC
Securities (USA) Inc., ING Financial Markets
LLC, Mizuho Securities USA Inc., UniCredit
Capital Markets LLC, BNY Mellon Capital
Markets, LLC, Mitsubishi UFJ Securities
(USA), Inc., PNC Capital Markets LLC,
Regions Securities LLC, Scotia Capital (USA)
Inc., SMBC Nikko Securities America, Inc.
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous
operations*: YES
Percent of offering purchased by Fund and all
other accounts advised by the adviser is less
than 25%: YES
The underwriting commission, spread and profit
is reasonable and fair compared to the
underwritings of similar securities: YES
* Muni issuers must also have an investment
grade rating from at least one NRSRO; or if less
than three years of continuous operations, must
have one of the three highest rating categories
from at least one NRSRO.
Securities Purchased:  Actavis Funding SCS
3.800% due 03/15/2025
Purchase/Trade Date:	  03/03/2015
Offering Price of Shares: $99.645
Total Amount of Offering:  $4,000,000,000
Amount Purchased by Fund: $40,000
Percentage of Offering Purchased by Fund:
0.001
Percentage of Fund's Total Assets: 0.03
Brokers:  J.P. Morgan Securities LLC, Mizuho
Securities USA Inc., Wells Fargo Securities,
LLC, Morgan Stanley & Co. LLC, Barclays
Capital Inc., Citigroup Global Markets Inc.,
BNP Paribas Securities Corp., HSBC Securities
(USA) Inc., Mitsubishi UFJ Securities (USA),
Inc., RBS Securities Inc., SMBC Nikko
Securities America, Inc., TD Securities (USA)
LLC, DNB Markets, Inc., Raymond James &
Associates, Inc., Scotia Capital (USA) Inc.,
BBVA Securities Inc., Credit Agricole
Securities (USA) Inc., Fifth Third Securities,
Inc., PNC Capital Markets LLC, Santander
Investment Securities Inc.
Purchased from: J.P. Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Actavis Funding SCS
4.750% due 3/15/2045
Purchase/Trade Date:	  3/3/2015
Offering Price of Shares: $99.477
Total Amount of Offering:  $2,500,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund:
0.009
Percentage of Fund's Total Assets: 0.17
Brokers:  J.P. Morgan Securities LLC, Mizuho
Securities USA Inc., Wells Fargo Securities,
LLC, Morgan Stanley & Co. LLC, Barclays
Capital Inc., Citigroup Global Markets Inc.,
BNP Paribas Securities Corp., HSBC Securities
(USA) Inc., Mitsubishi UFJ Securities (USA),
Inc., RBS Securities Inc., SMBC Nikko
Securities America, Inc., TD Securities (USA)
LLC, DNB Markets, Inc., Raymond James &
Associates, Inc., Scotia Capital (USA) Inc.,
BBVA Securities Inc., Credit Agricole
Securities (USA) Inc., Fifth Third Securities,
Inc., PNC Capital Markets LLC, Santander
Investment Securities Inc.
Purchased from: J.P. Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Ensco Plc 5.200% due
03/15/2025
Purchase/Trade Date:	  03/04/2015
Offering Price of Shares: $99.622
Total Amount of Offering:  $700,000,000
Amount Purchased by Fund: $60,000
Percentage of Offering Purchased by Fund:
0.009
Percentage of Fund's Total Assets: 0.04
Brokers:  Citigroup Global Markets Inc.,
Deutsche Bank Securities Inc., HSBC Securities
(USA) Inc., DNB Markets, Inc., Goldman,
Sachs & Co., Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Wells Fargo Securities,
LLC, BNP Paribas Securities Corp., Mitsubishi
UFJ Securities (USA), Inc., Mizuho Securities
USA Inc., Standard Chartered Bank, Morgan
Stanley & Co. LLC, ANZ Securities, Inc.
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  BP Capital Markets Plc.
3.506% due 3/17/2025
Purchase/Trade Date:	  3/12/2015
Offering Price of Shares: $100.00
Total Amount of Offering:  $1,000,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund:
0.033
Percentage of Fund's Total Assets: 0.24
Brokers:  Barclays Capital Inc., HSBC
Securities (USA) Inc., Merrill Lynch, Pierce,
Fenner & Smith Inc., Morgan Stanley & Co.
LLC, UBS Securities LLC
Purchased from: Barclays Capital Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous
operations*: YES
Percent of offering purchased by Fund and all
other accounts advised by the adviser is less
than 25%: YES
The underwriting commission, spread and profit
is reasonable and fair compared to the
underwritings of similar securities: YES
* Muni issuers must also have an investment
grade rating from at least one NRSRO; or if less
than three years of continuous operations, must
have one of the three highest rating categories
from at least one NRSRO.
Securities Purchased:  APT Pipelines 4.200%
due 3/23/2015
Purchase/Trade Date:	  3/16/2015
Offering Price of Shares: $99.895
Total Amount of Offering:  $1,100,000,000
Amount Purchased by Fund: $675,000
Percentage of Offering Purchased by Fund:
0.061
Percentage of Fund's Total Assets: 0.50
Brokers:  J.P. Morgan Securities LLC, Morgan
Stanley & Co. LLC, Australia and New Zealand
Banking Group Limited, Scotia Capital (USA)
Inc., Mitsubishi UFJ Securities International plc,
DNB Markets, Inc., Commonwealth Bank of
Australia, Westpac Banking Corporation
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Oncor Electric Delivery
Holdings 2.950% due 4/1/2025
Purchase/Trade Date:	  3/19/2015
Offering Price of Shares: $99.724
Total Amount of Offering:  $350,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund:
0.079
Percentage of Fund's Total Assets: 0.20
Brokers:  Barclays Capital Inc., Citigroup
Global Markets Inc., J.P. Morgan Securities
LLC, RBC Capital Markets, LLC,  RBS
Securities Inc., Merrill Lynch, Pierce, Fenner &
Smith Inc. BNY Mellon Capital Markets, LLC,
Morgan Stanley & Co. LLC, Mitsubishi UFJ
Securities (USA), Inc., US Bancorp
Investments, Inc., Wells Fargo Securities, LLC,
CIBC World Markets Corp, Comerica
Securities, Inc., PNC Capital Markets LLC
Purchased from: Barclays Capital Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Massachusetts Mutual
Life Insurance 4.500% due 4/15/2065
Purchase/Trade Date:	  4/8/2015
Offering Price of Shares: $98.184
Total Amount of Offering:  $500,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund:
0.025
Percentage of Fund's Total Assets: 0.09
Brokers:  Barclays Capital Inc., Deutsche Bank
Securities Inc., Citigroup Global Markets Inc.,
Morgan Stanley & Co. LLC
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  AT&T Inc. 4.750% due
5/15/2046
Purchase/Trade Date:	  4/23/2015
Offering Price of Shares: $99.644
Total Amount of Offering:  $3,500,000,000
Amount Purchased by Fund: $80,000
Percentage of Offering Purchased by Fund:
0.002
Percentage of Fund's Total Assets: 0.06
Brokers:  Barclays Capital Inc., Citigroup
Global Markets Inc., J.P. Morgan Securities
LLC, RBC Capital Markets, LLC, Mizuho
Securities USA Inc., Merrill Lynch, Pierce,
Fenner & Smith Inc., BNP Paribas Securities
Corp., Morgan Stanley & Co. LLC, Credit
Suisse Securities (USA) LLC, US Bancorp
Investments, Inc., Wells Fargo Securities, LLC,
Deutsche Bank Securities Inc., Goldman, Sachs
& Co., UBS Securities LLC, Santander
Investment Securities Inc., TD Securities (USA)
LLC, C.L. King & Associates, Inc., Comerica
Securities, Inc., Loop Capital Markets LLC,
Siebert Brandford Shank & Co., LLC,
CastleOak Securities, LP, Samuel A. Ramirez &
Company, Inc., The Williams Capital Group, LP
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Abbvie Inc. 3.600% due
5/14/2025
Purchase/Trade Date:	  5/5/2015
Offering Price of Shares: $99.825
Total Amount of Offering:  $3,750,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund:
0.006
Percentage of Fund's Total Assets: 0.18
Brokers:  Barclays Capital Inc., Deutsche Bank
Securities Inc., BNP Paribas Securities Corp.,
HSBC Securities (USA) Inc., SG Americas
Securities, LLC, Credit Suisse Securities (USA)
LLC, Mizuho Securities USA Inc., Santander
Investment Securities Inc., Standard Chartered
Bank, The Williams Capital Group, LP , DNB
Markets Inc., Lloyds Securities Inc., RBC
Capital Markets, LLC, Merrill Lynch, Pierce,
Fenner & Smith Inc., Morgan Stanley & Co.
LLC, Mitsubishi UFJ Securities (USA), Inc.,
U.S. Bancorp Investments, Inc., Wells Fargo
Securities, LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Embraer Netherlands BV
5.050% due 6/15/2025
Purchase/Trade Date:	  6/8/2015
Offering Price of Shares: $99.682
Total Amount of Offering:  $1,000,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund:
0.018
Percentage of Fund's Total Assets: 0.14
Brokers:  Citigroup Global Markets Inc.,
Morgan Stanley & Co. LLC
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Entergy Corp. 4.000%
due 7/15/2022
Purchase/Trade Date:	  6/25/2015
Offering Price of Shares: $99.859
Total Amount of Offering:  $650,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund:
0.035
Percentage of Fund's Total Assets: 0.18
Brokers:  Barclays Capital Inc., BNP Paribas
Securities Corp., Mizuho Securities USA Inc.,
Morgan Stanley & Co. LLC, Mitsubishi UFJ
Securities (USA), Inc., J.P. Morgan Securities
LLC, Citigroup Global Markets Inc., KeyBank
Capital Markets Inc.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.